Current and deferred income tax (Details Narrative) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Current And Deferred Income Tax
contingent liabilities	$ 134,804	$ 163,670
Description of contingent liabilities on income taxes	As a result of this procedure, SUNAT determined an amount to be paid by the Company of USD 47,575 (including principal, penalties and interest) arguing that NEXA PERU’s income tax expense should be calculated considering the Peruvian statutory income tax rate for 2014 fiscal year of 30% instead of the 20% income tax rate that the stability agreement granted to Cerro Lindo’s operations. According to SUNAT, the Company should separate the income coming from the facilities built under the approved feasibility study (which includes a plant with a production capacity of 5,000 tpd) from that coming from the other facilities and since this is not possible, SUNAT disregarded the stabilized rate.